Beyond, Inc. Reports Fourth Quarter 2024 Financial Results with Sequential Material Improvements in Key Operating Metrics, Driving Towards our Goal of Profitability

— 50% improvement in Net Loss and 43% improvement in Adjusted EBITDA year-over-year, driven by exceeding our gross margin expansion and fixed cost reduction goals in our core business —

— Continued ramp of our Overstock brand, SKU/vendor refinement, pricing and discounting discipline within Bed Bath & Beyond banner, BuyBuyBaby acquisition and completion of material stake in Kirkland’s Home provides a clear path to our goal of growth and profitability —

MURRAY, Utah - February 24, 2025 - Beyond, Inc. (NYSE:BYON), owner of Bed Bath & Beyond and Overstock, today reported financial results for the fourth quarter and full year ended December 31, 2024.

Marcus Lemonis, Executive Chairman of Beyond, commented, “We are exceeding our previously announced targets of margin improvement and fixed cost reductions, improved site experience, and the elimination of poor performing SKUs/vendors, which are all leading to our primary goal of making money. We will continue to make calibrated decisions to reset the base of the company and build a profitable foundation.”

Lemonis added, “We are excited by the progress we have made since November 1st and are further encouraged by the sequential improvements that have continued through February. While there is still much work to do, we will continue to make the necessary difficult decisions, leverage technology innovation and utilize our resources and partnerships to create a solid foundation that we believe will deliver profitability and growth.”

Adrianne Lee, Chief Administrative and Financial Officer, commented, “Growing revenue is critical to our business, but it cannot come at the detriment of generating cash flow and delivering profitability. It’s vital for the company to re-establish the discipline we expect of profitable commerce, and the sequential improvement in gross margin and reduced fixed costs delivered in the fourth quarter was encouraging.”

Lee further added, “Fourth quarter Net loss was driven by almost $50 million of non-cash charges, primarily from non-core business activities, and $6 million of non-recurring items. Adjusted EBITDA loss of $28 million was a 43% improvement year-over year driven by a 380 basis point gross margin expansion, and we ended the year with a healthy cash and restricted cash balance of $186 million.”

Fourth Quarter 2024 Results*

•	Orders delivered of 1.7 million, a decrease of 34% year-over-year
•	Active customers of 5.4 million, a decrease of 4% year-over-year
•	Total net revenue of $303 million, a decrease of 21.1% year-over-year
•	Gross profit of $70 million, or 23.0% of total net revenue
•	Net loss of $81 million
•	Diluted net loss per share of $1.66; Adjusted diluted net loss per share (non-GAAP) of $0.91
•	Adjusted EBITDA (non-GAAP) of ($28) million, which represents (9.2)% of net revenue
•	Cash, cash equivalents, and restricted cash totaled $186 million at the end of the fourth quarter

Full Year 2024 Results

•	Total net revenue of $1.4 billion, a decrease of 10.6% year-over-year
•	Gross profit of $290 million or 20.8% of total net revenue
•	Net loss of $259 million
•	Diluted net loss per share of $5.56; Adjusted diluted net loss per share (non-GAAP) of $3.84
•	Adjusted EBITDA (non-GAAP) of ($144) million, which represents (10.3)% of net revenue
*Certain terms, such as orders delivered and active customers, are defined under "Supplemental Operational Data" below.

Earnings Webcast and Replay Information
Beyond will host a webcast to discuss its fourth quarter and full year 2024 financial results and its strategic vision, key initiatives, and provide business updates on Tuesday, February 25, 2025, at 8:30 a.m. ET. To access the live webcast, visit https://investors.beyond.com. Questions may be emailed in advance of the call to ir@beyond.com.

A replay of the webcast will be available at https://investors.beyond.com shortly after the live event has ended.

On February 24, 2025, in connection with the release of financial results, the Company posted an updated presentation in the “Events & Presentation” portion of its investor relations website at https://investors.beyond.com.

About Beyond
Beyond, Inc. (NYSE:BYON), based in Murray, Utah, is an ecommerce focused affinity company that owns or has ownership interests in various retail brands, offering a comprehensive array of products and services that enable its customers to unlock their homes’ potential through its vast data cooperative. The Company currently owns Bed Bath & Beyond, Overstock, Zulily and other related brands and websites. The Company regularly posts information and updates on its Newsroom and Investor Relations pages on its website, Beyond.com.

Contact Information Investor Relations ir@beyond.com pr@beyond.com

Cautionary Note Regarding Forward-Looking Statements
This press release and webcast to discuss our financial results and strategy may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding our quarterly earnings reporting, forecasts of our growth, business strategy, improved conversion, marketing, and customer retention, planned expense reductions, value and monetization of our intellectual property, future strategic ventures, global loyalty program, improved financial performance, increased shareholder value, and the timing of any of the foregoing. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We undertake no obligation to update any forward-looking statements as a result of any new information, future developments, or otherwise. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of known and unknown risks, uncertainties, and other important factors including but not limited to, difficulties we may have with our fulfillment partners, supply chain, access to products, shipping costs, insurance, competition, macroeconomic changes, attraction/retention of employees, search engine optimization results, and/or payment processors. Other risks and uncertainties include, among others, risks arising from changes to our organizational structure, management, workforce or compensation structure, impacts from changing our company name, impacts from our use of the Overstock, Zulily, and Bed Bath & Beyond brands or the platforms on which they are offered, our ability to generate positive cash flow, impacts from our evolving business practices, including strategic ventures, and expanded product and service offerings, impacts from directly sourced products, any problems with our infrastructure, including re-location or third-party maintenance of our computer and communication hardware, cyberattacks, data loss or data breaches affecting us, adverse tax, regulatory or legal developments, any restrictions on tracking technologies, any failure to effectively utilize technological advancements or protect our intellectual property, negative economic consequences of global conflict, politics including the presidential election, and whether our partnership with Pelion Venture Partners will achieve its objectives. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 23, 2024, on Form 10-Q for the quarter ended June 30, 2024, filed with the SEC on July 31, 2024, on Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on October 25, 2024, and in our subsequent filings with the SEC. The Forms 10-K, 10-Q, and our subsequent filings with the SEC identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements.

Beyond, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except per share data)
	December 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$159,169	$302,605
Restricted cash	26,924	144
Accounts receivable, net	15,847	19,420
Inventories	11,546	13,040
Prepaids and other current assets	14,021	14,864
Total current assets	227,507	350,073
Property and equipment, net	23,544	27,577
Intangible assets, net	30,246	25,254
Goodwill	6,160	6,160
Equity securities	78,186	155,873
Operating lease right-of-use assets	6,858	3,468
Other long-term assets, net	29,453	12,951
Property and equipment, net held for sale	—	54,462
Total assets	$401,954	$635,818
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$81,939	$106,070
Accrued liabilities	73,614	73,682
Unearned revenue	43,095	49,597
Operating lease liabilities, current	1,342	2,814
Short-term debt, net	24,871	—
Current debt, net held for sale	—	232
Total current liabilities	224,861	232,395
Operating lease liabilities, non-current	6,452	940
Other long-term liabilities	7,909	9,107
Long-term debt, net held for sale	—	34,244
Total liabilities	239,222	276,686
Stockholders' equity:
Preferred stock, $0.0001 par value, authorized shares - 5,000, issued and outstanding - none	—	—
Common stock, $0.0001 par value, authorized shares - 100,000
Issued shares - 59,560 and 51,770
Outstanding shares - 53,069 and 45,414	5	5
Additional paid-in capital	1,072,869	1,007,649
Accumulated deficit	(740,466)	(481,671)
Accumulated other comprehensive loss	—	(506)
Treasury stock at cost - 6,491 and 6,356	(169,676)	(166,345)
Total stockholders' equity	162,732	359,132
Total liabilities and stockholders' equity	$401,954	$635,818

Beyond, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except per share data)
	Three months ended December 31,		Year ended December 31,
	2024	2023	2024	2023
Net revenue	$303,151	$384,458	$1,394,964	$1,561,122
Cost of goods sold	233,489	310,585	1,104,800	1,195,093
Gross profit	69,662	73,873	290,164	366,029
Operating expenses
Sales and marketing	52,509	70,716	238,564	224,547
Technology	29,988	29,662	114,584	117,154
General and administrative	17,843	24,145	74,399	90,410
Customer service and merchant fees	12,212	13,912	53,586	52,023
Total operating expenses	112,552	138,435	481,133	484,134
Operating loss	(42,890)	(64,562)	(190,969)	(118,105)
Interest income, net	185	3,188	6,765	12,007
Other expense, net	(38,505)	(33,231)	(73,907)	(160,024)
Loss before income taxes	(81,210)	(94,605)	(258,111)	(266,122)
Provision for income taxes	49	66,388	684	41,720
Net loss	$(81,259)	$(160,993)	$(258,795)	$(307,842)
Net loss per share of common stock:
Basic	$(1.66)	$(3.55)	$(5.56)	$(6.81)
Diluted	$(1.66)	$(3.55)	$(5.56)	$(6.81)
Weighted average shares of common stock outstanding:
Basic	49,048	45,360	46,542	45,214
Diluted	49,048	45,360	46,542	45,214

Beyond, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands)
	Year ended December 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(258,795)	$(307,842)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	19,062	19,447
Non-cash operating lease cost	3,451	4,737
Stock-based compensation to employees and directors	19,255	23,018
Decrease in deferred tax assets, net	283	41,349
Gain on sale of intangible assets	(10,275)	—
Gain on disposal of cryptocurrencies	—	(6,361)
Write-down of assets held for sale	3,385	25,875
Loss from equity method securities	77,687	140,404
Loss on debt securities carried at fair value	2,430	—
Other non-cash adjustments	(14)	(693)
Changes in operating assets and liabilities:
Accounts receivable, net	3,573	(1,727)
Inventories	1,494	(6,514)
Prepaids and other current assets	1,293	1,889
Other long-term assets, net	(2,175)	(757)
Accounts payable	(24,172)	32,555
Accrued liabilities	(31)	10,442
Unearned revenue	(6,502)	5,117
Operating lease liabilities	(2,819)	(5,094)
Other long-term liabilities	(1,434)	5,569
Net cash used in operating activities	(174,304)	(18,586)
Cash flows from investing activities:
Proceeds from the sale of intangible assets	10,275	—
Expenditures for property and equipment	(14,315)	(19,181)
Purchase of intangible assets	(6,044)	(25,816)
Proceeds from the sale of assets held for sale	51,441	—
Disbursement for notes receivable	(17,000)	(10,000)
Proceeds from the disposal of cryptocurrencies	—	9,804
Capital distribution from investment	—	4
Other investing activities, net	569	559
Net cash provided by (used in) investing activities	24,926	(44,630)

Continued on the following page

Beyond, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands)
	Year ended December 31,
	2024	2023
Cash flows from financing activities:
Payments of taxes withheld upon vesting of employee stock awards	(3,331)	(3,799)
Proceeds from short-term debt	25,000	—
Proceeds from sale of common stock, net of offering costs	42,993	—
Payments on long-term debt	(34,782)	(3,606)
Proceeds from employee stock purchase plan	1,472	1,913
Other financing activities, net	1,370	—
Net cash used in financing activities	32,722	(5,492)
Net decrease in cash, cash equivalents, and restricted cash	(116,656)	(68,708)
Cash, cash equivalents, and restricted cash, beginning of period	302,749	371,457
Cash, cash equivalents, and restricted cash, end of period	$186,093	$302,749

Supplemental Operational Data
We measure our business using operational metrics, in addition to the financial metrics shown above and the non-GAAP financial measures explained below. We believe these metrics provide investors with additional information regarding our financial results and provide key performance indicators to track our progress. These indicators include changes in customer order patterns and the mix of products purchased by our customers.

Active customers represent the total number of unique customers who have made at least one purchase during the prior twelve-month period. This metric captures both the inflow of new customers and the outflow of existing customers who have not made a purchase during the prior twelve-month period.

Last twelve months (LTM) net revenue per active customer represents total net revenue in a twelve-month period divided by the total number of active customers for the same twelve-month period.

Orders delivered represents the total number of orders delivered in any given period, including orders that may eventually be returned. As we ship a large volume of packages through multiple carriers, actual delivery dates may not always be available, and in those circumstances, we estimate delivery dates based on historical data.

Average order value is defined as total net revenue in any given period divided by the total number of orders delivered in that period.

Orders per active customer is defined as orders delivered in a twelve-month period divided by active customers for the same twelve-month period.

The following table provides our key operating metrics:
(in thousands, except for LTM net revenue per active customer, average order value and orders per active customer)

	Three months ended December 31,
	2024	2023
Active customers	5,415	5,612
LTM net revenue per active customer	$258	$278
Orders delivered	1,675	2,549
Average order value	$181	$151
Orders per active customer	1.37	1.41

Non-GAAP Financial Measures and Reconciliations
We are providing certain non-GAAP financial measures in this release and related earnings conference call, including adjusted diluted net loss per share, adjusted EBITDA, and free cash flow. We use these non-GAAP measures internally in analyzing our financial results and we believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance and, in the case of free cash flow, our liquidity position, in the same manner as our management and board of directors. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures in this earnings release. These non-GAAP financial measures should be used in addition to and in conjunction with the results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures.

Adjusted diluted net loss per share is a non-GAAP financial measure that is calculated as net income (net loss) less the income or losses recognized from our equity method securities, net of related tax. We believe that this adjustment to our net income (net loss) before calculating per share amounts for the current period presented provides a useful comparison between our operating results from period to period.

Adjusted EBITDA is a non-GAAP financial measure that is calculated as net income (net loss) before depreciation and amortization, stock-based compensation, interest and other income (expense), provision (benefit) for income taxes, and special items. We believe the exclusion of certain benefits and expenses in calculating adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring.

Free cash flow is a non-GAAP financial measure that is calculated as net cash provided by or used in operating activities reduced by expenditures for property and equipment. We believe free cash flow is a useful measure to evaluate the cash impact of the operations of the business including purchases of property and equipment which are a necessary component of our ongoing operations.

The following tables reflects the reconciliation of adjusted diluted net loss per share to diluted net loss per share (in thousands, except per share data):

	Three months ended December 31,
	2024
	Diluted EPS	Less: loss on debt securities carried at fair value	Less: equity method income (loss)[1]	Adjusted Diluted EPS
Numerator:
Net loss	$(81,259)	$(2,430)	$(34,282)	$(44,547)

Denominator:
Weighted average shares of common stock outstanding—diluted	49,048	49,048	49,048	49,048

Net loss per share of common stock:
Diluted	$(1.66)	$(0.05)	$(0.70)	$(0.91)
1 Inclusive of estimated tax impact

	Year ended December 31,
	2024
	Diluted EPS	Less: loss on debt securities carried at fair value	Less: equity method income (loss)[1]	Adjusted Diluted EPS
Numerator:
Net loss	$(258,795)	$(2,430)	$(77,686)	$(178,679)

Denominator:
Weighted average shares of common stock outstanding—diluted	46,542	46,542	46,542	46,542

Net loss per share of common stock:
Diluted	$(5.56)	$(0.05)	$(1.67)	$(3.84)
1 Inclusive of estimated tax impact

The following table reflects the reconciliation of adjusted EBITDA to net loss (in thousands):

	Three months ended December 31,		Year ended December 31,
	2024	2023	2024	2023
Net loss	$(81,259)	$(160,993)	$(258,795)	$(307,842)
Depreciation and amortization	6,323	4,626	19,062	19,447
Stock-based compensation	2,871	5,155	19,255	23,018
Interest income, net	(185)	(3,188)	(6,765)	(12,007)
Other expense, net	38,505	33,231	73,907	160,024
Provision for income taxes	49	66,388	684	41,720
Special items (see table below)	5,844	5,769	8,668	14,347
Adjusted EBITDA	$(27,852)	$(49,012)	$(143,984)	$(61,293)

Special items:
Brand integration and related costs	$284	$786	$658	$7,120
Restructuring costs[1]	4,997	4,983	7,447	7,227
Special legal charges and other	563	—	563	—
	$5,844	$5,769	$8,668	$14,347
1 Inclusive of certain severance and lease termination costs.

The following table reflects the reconciliation of free cash flow to net cash used in operating activities (in thousands):

	Year ended December 31,
	2024	2023
Net cash used in operating activities	$(174,304)	$(18,586)
Expenditures for property and equipment	(14,315)	(19,181)
Free cash flow	$(188,619)	$(37,767)